UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


              ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 6, 2004



                                 INDIGINET, INC.
             (Exact name of registrant as specified in its charter)



                                     FLORIDA
         (State or other jurisdiction of incorporation or organization)

             0-32333                                 65-0972865
     (Commission File Number)             (IRS Employer Identification No.)

5000 BIRCH STREET, SUITE 3000, NEWPORT BEACH,          92660
              CALIFORNIA                             (Zip Code)
     (principal executive offices)


                                 (949) 476-3711
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written  communications  pursuant  to  Rule 425 under the Securities Act

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS REGARDING THE COMPANY'S INTENTION, BELIEFS, EXPECTATIONS, OR PREDICTIONS, WHICH CONSTITUTE FORWARD-LOOKING STATEMENTS. FORWARD-LOOKING STATEMENTS AND STATEMENTS OF EXPECTATIONS, PLANS AND INTENT ARE SUBJECT TO A NUMBER OF RISKS AND UNCERTAINTIES. ACTUAL RESULTS IN THE FUTURE COULD DIFFER MATERIALLY FROM THOSE DESCRIBED IN THE FORWARD-LOOKING STATEMENTS, AS A RESULT, AMONG OTHER THINGS, OF CHANGES IN TECHNOLOGY, CUSTOMER REQUIREMENTS AND NEEDS. WE UNDERTAKE NO OBLIGATION TO RELEASE PUBLICLY THE RESULTS OF ANY REVISIONS TO THESE
FORWARD-LOOKING STATEMENTS THAT MAY BE MADE TO REFLECT ANY FUTURE EVENTS OR CIRCUMSTANCES.

ITEM 2.02    COMPLETION  OF  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

     Effective December 6, 2004, Indiginet, Inc. (the "Registrant") entered into a stock purchase agreement with Medspa Solutions, Inc., a Nevada corporation ("Medspa"), to purchase all of the issued and outstanding capital stock of Medspa (the "Acquisition"). The stock purchase agreement is attached as an exhibit to this Current Report. The Registrant anticipates that the Acquisition will enhance the Registrant's revenue. Medspa is in the business of skincare services.

     As a result of the Acquisition, Medspa became a wholly-owned subsidiary of the Registrant.

     The total consideration paid by the Registrant for the shares of Medspa consisted of 20,000,000 shares of the Registrant's common stock, no par value per share. The 20,000,000 shares of the Registrant's common stock will be automatically converted into 1,000,000 shares of the Registrant's Series B preferred stock, no par value per share, upon the filing of the certificate of designation for the Series B preferred stock with the Secretary of State of Florida.

     The amount of consideration for the shares of Medspa pursuant to the agreement was determined following negotiations between the Registrant and Medspa and is set forth in the stock purchase agreement executed between the Registrant and Medspa.

     The Registrant's board of directors determined that the terms of the Acquisition are reasonable. The Registrant's board did not seek a third party fairness opinion or any valuation or appraisal of the terms of the transaction. Thus, the Registrant's stockholders will not have the benefit of a third party opinion that the terms of the stock purchase agreement were fair from a financial point of view.

ITEM 8.01    OTHER  EVENTS.

     Effective November 22, 2004, the Registrant became a "business development company" by filing a Form N-54 with the Securities and Exchange Commission and electing to be governed by sections 54 through 65 of the Investment Company Act of 1940. The Registrant will continue to be subject to the periodic reporting requirements of the 1934 Act and the proxy solicitation requirements of Section 14 of the 1934 Act. The Registrant's management personnel will continue to report trading in the Registrant's stock.

ITEM 9.01.   FINANCIAL  STATEMENTS  AND  EXHIBITS.

     Exhibits.
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The following exhibit is filed herewith:

EXHIBIT NO.  IDENTIFICATION OF EXHIBIT
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     2.1     Stock Purchase Agreement between the Registrant and Medspa Solutions, Inc.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 30, 2004               INDIGINET, INC.


                                       By/s/Mark Ellis
                                         ---------------------------------------
                                         Mark Ellis, President